June 29, 2020

2020 Summary Prospectus
•	iShares ESG Aware U.S. Aggregate Bond ETF | EAGG | NYSE ARCA
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at https://www.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated June 29, 2020, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® ESG AWARE U.S. AGGREGATE BOND ETF
Ticker: EAGG	Stock Exchange: NYSE Arca
Investment Objective
The iShares ESG Aware U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade bonds from issuers generally evaluated for favorable environmental, social and governance practices while seeking to exhibit risk and return characteristics similar to those of the broad U.S. dollar-denominated investment-grade bond market.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA or its affiliates, through June 30, 2024. The contractual waiver may be terminated prior to June 30, 2024 only upon written agreement of the Trust and BFA.
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.10%	None	None	0.01%	0.11%	(0.01)%	0.10%

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$32	$58	$137
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 266% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg Barclays MSCI US Aggregate ESG Focus Index (the “Underlying Index”), which has been developed by Bloomberg Barclays Capital Inc. (the “Index Provider” or “Bloomberg Barclays”) with environmental, social and governance (“ESG”) rating inputs from MSCI ESG Research LLC (“MSCI ESG Research”) pursuant to an agreement between MSCI ESG Research and Bloomberg Index Services Limited (a subsidiary of Bloomberg Barclays) or an affiliate. The Underlying Index is an optimized fixed-income index designed to reflect the performance of U.S. dollar-denominated, investment-grade (as determined by the Index Provider) bonds from issuers generally evaluated for favorable ESG practices (as determined by MSCI ESG Research), while seeking to exhibit risk and return characteristics similar to those of the Bloomberg Barclays US Aggregate Bond Index (the “Parent Index”).
The Underlying Index includes investment-grade U.S. Treasury bonds, non-securitized government-related bonds (“government-related bonds”), corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) that are publicly offered for sale in the U.S.
To construct the Underlying Index, the Index Provider begins with the Parent Index and replicates its U.S. Treasury bond, MBS, CMBS and ABS exposures. These exposures are preserved at the weights of the Parent Index and are not subject to the Index Provider’s optimization process, which is a quantitative process that seeks to determine optimal weights for securities to maximize exposure to securities of entities with higher MSCI ESG Research ratings subject to seeking to maintain risk and return characteristics similar to the Parent Index. For the remaining constituents of the Parent Index (i.e., corporate bonds and government-related bonds), the Index Provider excludes securities of entities involved in the business of tobacco, entities involved with controversial weapons, producers and retailers of civilian firearms, companies involved in certain fossil fuels-related activity such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands based on revenue or percentage of revenue thresholds for certain categories (e.g. $20 million or 5%) and categorical exclusions for others (e.g. controversial weapons). The Index Provider also excludes entities involved in very severe business controversies (in each case as determined by MSCI ESG Research), and then follows the Index Provider’s optimization process.
For each industry, MSCI ESG Research identifies key ESG issues that can lead to substantial costs or opportunities for entities (e.g., climate change, resource scarcity, demographic shifts). MSCI ESG Research then rates each entity’s exposure to each key issue based on the entity’s business segment and geographic risk and analyzes the extent to which entities have developed robust strategies and programs to manage ESG risks and opportunities. MSCI ESG Research scores entities based on both their risk exposure and risk management. To score well on a key issue, MSCI ESG Research assesses management practices, management performance (through demonstrated track record and other quantitative performance indicators), governance structures, and/or implications in controversies, which all may be taken as a proxy for overall management quality.
Controversies, including, among other things, issues involving anti-competitive practices, toxic emissions and waste, and health and safety, occurring within the last three years lead to a deduction from the overall management score on each issue. Using a sector-specific key issue weighting model, entities are rated and ranked in comparison to their industry peers. Key issues and weights are reviewed at the end of each calendar year. Corporate governance is always weighted and analyzed for all entities.
The securities in the Underlying Index must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have lower thresholds as defined by the Index Provider. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and nonconvertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements (other than those offered pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”)), floating rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds), are excluded from the Underlying Index. The securities in the Underlying Index are updated on the last business day of each month.
As of February 29, 2020, bonds that are subject to the Index Provider’s optimization process, which comprised approximately 26.1% of the bonds in the Underlying Index, received an MSCI ESG Research weighted average rating of 6.56 on a scale from 0 to 10, with 10 being the highest rating. As of February 29, 2020, U.S. Treasury bonds, which comprised approximately 40% of the bonds in the Underlying Index, received an MSCI ESG Research rating of 6.86. As of February 29, 2020, there were 5,901 issues in the Underlying Index. As of February 29, 2020, a significant portion of the Underlying Index is represented by MBS and treasury securities. The components of the Underlying Index are likely to change over time.
As of February 29, 2020, approximately 26.75% of the bonds in the Underlying Index were U.S. fixed-rate agency MBS. U.S. fixed-rate agency MBS are securities issued by entities such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and are backed by pools of mortgages. Per the index methodology, U.S. fixed-rate agency MBS exposure does not receive any MSCI ESG Research rating as the Index Provider believes that U.S. fixed-rate agency MBS exposure is neither additive nor decremental to the Underlying Index's ESG rating profile. As such, based on currently available data, the Index Provider believes U.S. fixed-rate agency MBS exposure is ESG neutral and not inconsistent with an ESG focused exposure. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to-be-announced (“TBA”) transactions). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., TBAs) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., TBAs) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by Bloomberg Barclays, MSCI ESG Research or their affiliates, which are independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Assets Under Management (AUM) Risk. From time to time, an Authorized

Participant (as defined in the Creations and Redemptions section of the Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of Fund Shares section of the Prospectus), Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
ESG Investment Strategy Risk. The Fund’s ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, entities selected by the Index Provider may not exhibit positive or favorable ESG characteristics.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, use of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
U.S. Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued or guaranteed by the U.S. government or one of its agencies or sponsored entities. Certain debt issuances by U.S. government agencies or sponsored entities, including, among others, Fannie Mae, Freddie Mac, the Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority (“TVA”), are backed only by the general creditworthiness and reputation of the U.S. government agency or sponsored entity and not the full faith and credit of the U.S. government and, as a result, subject to additional credit risk. To the extent that the U.S. government has provided support to a U.S. agency or sponsored entity in the past, there can be no assurance that the U.S. government will provide support in the future if it is not obligated to do so. Ginnie Mae securities and certain foreign government debt issuances guaranteed by the U.S. government are backed by the full faith and credit of the U.S. government.

U.S. Agency Mortgage-Backed Securities Risk. The Fund invests in MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, some of which may not be backed by the full faith and credit of the U.S. government. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS react differently to changes in interest rates than other bonds, and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are also subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S.
government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus.
Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s year-to-date return as of March 31, 2020 was 3.20%.
The best calendar quarter return during the period shown above was 3.10% in the 2nd quarter of 2019; the worst was 0.14% in the 4th quarter of 2019.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 10/18/2018)
Return Before Taxes	8.71%	9.29%
Return After Taxes on Distributions[1]	7.29%	7.88%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.13%	6.48%
Bloomberg Barclays MSCI US Aggregate ESG Focus Index (Index returns do not reflect deductions for fees, expenses, or taxes)	8.72%	9.33%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund are listed on a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-EAGG-0620
Investment Company Act file No.: 811-09729